UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — December 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|11

Annual report

Putnam VT
Small Cap Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Global financial uncertainty and the European debt crisis continue to contribute to risk aversion and volatility within markets around the world. While we have experienced some positive trends in recent months, stock markets ended 2011 essentially where they began.

Until a lasting and meaningful solution is found for the European debt problem and the U.S. economy establishes a solid footing, it is our belief that this volatility and uncertainty will persist, at least over the near term. In this kind of market, Putnam’s portfolio managers and analysts are dedicated to uncovering opportunities, while seeking to guard against downside risk.

During periods of market uncertainty, it is especially important to rely on the counsel and expertise of your financial advisor, who can help you maintain a long-term focus and a balanced investment approach suitable to your goals.

In other developments, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/11)

Investment objective

Capital appreciation

Net asset value December 31, 2011

Class IA: $13.18	Class IB: $13.07

Total return at net asset value

			Russell 2000
(as of 12/31/11)	Class IA shares*	Class IB shares*	Value Index

1 year	–4.54%	–4.73%	–5.50%

5 years	–15.46	–16.44	–9.03
Annualized	–3.30	–3.53	–1.87

10 years	65.95	61.93	85.98
Annualized	5.20	4.94	6.40

Life	153.40	146.08	160.36
Annualized	7.62	7.37	7.85

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1999.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/11. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Small Cap Value Fund 1

Report from your fund’s manager

Volatility dominated the markets throughout 2011. What were the drivers, and how did the fund perform during the past 12 months?

Putnam VT Small Cap Value Fund outperformed its benchmark, the Russell 2000 Value Index, in the 12-month period. The U.S. economy began 2011 on positive footing, and it appeared that a recovery was well under way. But by the second quarter, a series of macroeconomic events had disrupted equity markets around the world. Volatility became a major theme following the earthquake-tsunami disaster in Japan, civil unrest and uprisings in the Middle East, and a growing realization that the European sovereign debt problem could not easily be contained. Several economic reports emerged revealing a slowdown in U.S. economic growth. By summer, the United States began grappling with its own burgeoning debt problem, and Congress engaged in a contentious debate over whether or not to raise the debt ceiling. Ultimately, action was taken, but it did not prevent rating agency Standard & Poor’s from downgrading U.S. Treasuries. As volatility increased, investors became defensive and large-cap stocks began outperforming small caps. Equities broadly suffered in the third quarter when persistently high unemployment and lack-luster economic reports in the United States added to concerns already intensifying about a global economic slowdown. By the end of the year, with some progress made toward a solution of the European debt crisis, equities rallied. In this environment, the fund was able to recover and outperform the benchmark due to diversification within the portfolio.

What holdings contributed to fund performance?

Selection of several out-of-benchmark stocks contributed to fund performance. Questcor, a pharmaceutical company, benefited from the repurposing of its drug Acthar, an infantile spasm medication, into a medication used in the treatment of a variety of other illnesses, including multiple sclerosis and nephritic syndrome. During the period, the fund sold its holdings in Questcor at a profit.

Another out-of-benchmark name, Web.com Group, was a top contributor to performance. Web.com provides online marketing services such as website design and publishing, search engine optimization, and lead generation for small businesses. Web.com had reported positive earnings surprises for several consecutive quarters.

An overweight position in Domino’s Pizza contributed to returns. Domino’s represented a value stock that we believe was misunderstood by the market. Because of a steady royalty stream from its franchisees, the corporate parent actually incurs little downside risk from debt on the balance sheet related to the franchises. In addition, Domino’s has an expanding international business that has not garnered much investor attention.

What were some of the strategies that were detractors?

Smith Micro Software, a developer of software solutions for mobile devices, was a top detractor. While the company has a compelling balance sheet and strong cash position, investors have not been impressed with its product cycle. Like many small companies, the company is not diversified enough to maintain its appeal with investors. We reduced the fund’s position in Smith Micro Software, but not at a price we would have chosen.

Exide Technologies, a maker of commercial-grade batteries for a variety of uses including hybrid cars, was a leading detractor. The company has exposure to certain commodities, including lead, which has been extremely volatile after rising sharply earlier in the year. Exide has a lead-recycling business that helped offset some of the volatility in the commodities markets. We believe Exide is still a viable business, and the portfolio continues to hold the stock. Another detractor was Commercial Vehicle Group, a parts supplier for commercial vehicles and heavy-duty trucks. The company’s product line experiences a great deal of sensitivity to overall economic activity, and the price of its shares suffered as a result.

Economic concerns and the re-emergence of tail risk also depressed the price of Puerto Rican bank holding company Popular, Inc., an out-of-benchmark position. Popular had been working through its troubled loans earlier in the year. However, an economic recovery that was less robust than expected and a worsening of the European financial crisis in October, increased concerns regarding the sector. Also, concerns about Popular were more acute given the bank’s holding of Troubled Asset Relief Program [TARP] funds and worries that it would have to dilute equity to repay them.

What is your outlook?

In our view, volatility will likely remain an issue in the near term, largely driven by the ongoing sovereign debt problem in Europe and sluggish economic growth in many parts of the world. Although large companies generally transact more business with Europe than small companies, all U.S. companies are generally affected by declines in business activity and consumer confidence. Times like these put a premium on the ability of active research to find companies that have a reason to be noticed by investors. In this environment, our focus is to find stocks of companies that are not solely dependent on an improving economy to demonstrate their business strength.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Current and future portfolio holdings are subject to risk.

2 Putnam VT Small Cap Value Fund

Your fund’s manager

Portfolio Manager Eric N. Harthun is a CFA charter-holder. He joined Putnam in 2000 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Small Cap Value Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2011, to December 31, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/11		for the 6 months ended 12/31/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.70	$4.90	$3.92	$5.19

Ending value
(after expenses)	$907.10	$905.70	$1,021.32	$1,020.06

Annualized
expense ratio†	0.77%	1.02%	0.77%	1.02%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent half year, may differ from the expense ratios based on one-year data in the financial highlights.

4 Putnam VT Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Small Cap Value Fund (the “fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2011, by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2012

Putnam VT Small Cap Value Fund 5

The fund’s portfolio 12/31/11

COMMON STOCKS (96.3%)*	Shares	Value

Aerospace and defense (0.2%)
Innovative Solutions & Support, Inc. †	141,231	$485,835

		485,835
Airlines (0.4%)
SkyWest, Inc. S	67,680	852,091

		852,091
Auto components (1.4%)
American Axle & Manufacturing Holdings, Inc. † S	154,400	1,527,016

Exide Technologies † S	216,529	569,471

Stoneridge, Inc. †	121,894	1,027,566

		3,124,053
Building products (0.5%)
NCI Building Systems, Inc. †	105,600	1,147,872

		1,147,872
Capital markets (1.5%)
Cowen Group, Inc. Class A † S	394,415	1,021,535

Horizon Technology Finance Corp.	85,906	1,398,550

Waddell & Reed Financial, Inc. Class A S	33,743	835,814

		3,255,899
Chemicals (1.8%)
Innophos Holdings, Inc.	26,800	1,301,408

Minerals Technologies, Inc.	23,000	1,300,190

RPM International, Inc.	58,539	1,437,132

		4,038,730
Commercial banks (8.2%)
Bancorp, Inc. (The) †	190,985	1,380,822

Citizens Republic Bancorp, Inc. †	128,700	1,467,180

F.N.B. Corp. S	137,326	1,553,157

Financial Institutions, Inc.	112,200	1,810,908

First Citizens BancShares, Inc. Class A	8,648	1,513,314

First Financial Bancorp S	55,880	929,843

First of Long Island Corp. (The)	50,990	1,342,057

Lakeland Financial Corp.	31,000	801,970

Metro Bancorp, Inc. †	141,881	1,188,963

Popular, Inc. (Puerto Rico) †	745,800	1,036,662

PrivateBancorp, Inc.	136,200	1,495,476

State Bank Financial Corp. †	72,600	1,096,986

SVB Financial Group † S	26,295	1,254,009

Western Alliance Bancorp † S	256,900	1,600,487

		18,471,834
Commercial services and supplies (3.4%)
ACCO Brands Corp. †	103,627	1,000,001

Deluxe Corp. S	81,900	1,864,044

Ennis Inc.	69,106	921,183

McGrath Rentcorp	60,000	1,739,400

Portfolio Recovery Associates, Inc. † S	17,100	1,154,592

SYKES Enterprises, Inc. †	58,931	922,859

		7,602,079
Communications equipment (1.7%)
Ceragon Networks, Ltd. (Israel) † S	108,407	834,734

Emulex Corp. †	234,200	1,606,612

Oplink Communications, Inc. †	90,642	1,492,874

		3,934,220
Computers and peripherals (1.0%)
Electronics for Imaging, Inc. †	97,200	1,385,100

SMART Technologies, Inc. Class A (Canada) †	228,400	842,796

		2,227,896
Construction and engineering (1.5%)
EMCOR Group, Inc. S	56,700	1,520,127

Orion Marine Group, Inc. †	89,800	597,170

COMMON STOCKS (96.3%)* cont.	Shares	Value

Construction and engineering cont.
Tutor Perini Corp. †	77,600	$957,584

UniTek Global Services, Inc. †	69,117	313,100

		3,387,981
Containers and packaging (0.4%)
Rock-Tenn Co. Class A	16,500	952,050

		952,050
Distributors (0.2%)
Core-Mark Holding Co., Inc.	13,600	538,560

		538,560
Diversified financial services (1.1%)
Gain Capital Holdings, Inc.	171,200	1,147,040

NewStar Financial, Inc. † S	136,200	1,385,154

		2,532,194
Diversified telecommunication services (1.8%)
Cbeyond, Inc. †	129,200	1,034,892

Cogent Communications Group, Inc. †	107,200	1,810,608

Lumos Networks Corp. †	75,068	1,151,543

		3,997,043
Electric utilities (4.5%)
Great Plains Energy, Inc.	108,875	2,371,298

NV Energy, Inc.	145,300	2,375,655

UIL Holdings Corp. S	74,438	2,632,872

UniSource Energy Corp.	74,034	2,733,335

		10,113,160
Electrical equipment (0.4%)
General Cable Corp. † S	35,400	885,354

		885,354
Electronic equipment, instruments, and components (2.0%)
DDi Corp.	11,533	107,603

Electro Scientific Industries, Inc. †	96,289	1,394,265

Multi-Fineline Electronix, Inc. †	43,900	902,145

SYNNEX Corp. † S	40,400	1,230,584

TTM Technologies, Inc. † S	80,554	882,872

		4,517,469
Energy equipment and services (1.4%)
Key Energy Services, Inc. †	88,200	1,364,454

Pioneer Drilling Co. †	74,496	721,121

Tidewater, Inc. S	20,436	1,007,495

		3,093,070
Food and staples retail (1.9%)
Ruddick Corp.	27,393	1,168,038

Spartan Stores, Inc.	87,159	1,612,442

Weis Markets, Inc.	36,143	1,443,551

		4,224,031
Food products (0.2%)
Sanderson Farms, Inc.	9,100	456,183

		456,183
Gas utilities (1.1%)
Southwest Gas Corp. S	56,431	2,397,753

		2,397,753
Health-care equipment and supplies (1.6%)
Cutera, Inc. † S	84,904	632,535

Kensey Nash Corp. † S	34,149	655,319

Palomar Medical Technologies, Inc. †	76,767	713,933

Solta Medical, Inc. †	284,919	894,646

Syneron Medical, Ltd. (Israel) †	65,100	720,657

		3,617,090
Health-care providers and services (4.5%)
Addus HomeCare Corp. †	146,986	524,740

Ensign Group, Inc. (The)	56,800	1,391,600

Kindred Healthcare, Inc. † S	129,578	1,525,133

LHC Group, Inc. † S	60,600	777,498

MedQuist Holdings, Inc. † S	155,585	1,496,728

6 Putnam VT Small Cap Value Fund

COMMON STOCKS (96.3%)* cont.	Shares	Value

Health-care providers and services cont.
Metropolitan Health Networks, Inc. †	110,643	$826,503

Providence Service Corp. (The) †	103,800	1,428,288

Triple-S Management Corp. Class B (Puerto Rico) †	103,600	2,074,072

		10,044,562
Hotels, restaurants, and leisure (2.7%)
Denny’s Corp. †	264,480	994,445

DineEquity, Inc. † S	27,200	1,148,112

Domino’s Pizza, Inc. † S	20,460	694,617

Marriott Vacations Worldwide Corp. †	69,199	1,187,455

Morgans Hotel Group Co. †	147,600	870,840

Pinnacle Entertainment, Inc. †	111,800	1,135,888

		6,031,357
Household durables (1.9%)
La-Z-Boy, Inc. † S	113,800	1,354,220

M/I Homes, Inc. † S	82,044	787,622

Newell Rubbermaid, Inc.	76,888	1,241,741

Skullcandy, Inc. † S	74,300	930,236

		4,313,819
Household products (0.7%)
Spectrum Brands Holdings, Inc. †	59,400	1,627,560

		1,627,560
Insurance (6.4%)
American Equity Investment Life Holding Co. S	86,176	896,230

American Financial Group, Inc.	24,512	904,248

Amtrust Financial Services, Inc.	46,200	1,097,250

Arch Capital Group, Ltd. †	59,138	2,201,708

Assured Guaranty, Ltd. (Bermuda) S	68,895	905,280

Employers Holdings, Inc.	62,511	1,130,824

Hanover Insurance Group, Inc. (The) S	41,890	1,464,056

Reinsurance Group of America, Inc. Class A	34,295	1,791,914

Transatlantic Holdings, Inc.	32,000	1,751,360

Validus Holdings, Ltd.	75,254	2,370,501

		14,513,371
Internet software and services (2.5%)
Earthlink, Inc.	213,000	1,371,720

Perficient, Inc. †	155,400	1,555,554

Stamps.com, Inc. † S	27,569	720,378

Web.com Group, Inc. †	166,786	1,909,700

		5,557,352
IT Services (1.2%)
Alliance Data Systems Corp. †	9,698	1,007,040

BancTec, Inc. 144A † F	152,299	357,903

Ciber, Inc. †	263,900	1,018,654

Unisys Corp. †	20,574	405,514

		2,789,111
Leisure equipment and products (1.0%)
Arctic Cat, Inc. †	39,320	886,666

Brunswick Corp. S	81,600	1,473,696

		2,360,362
Machinery (2.8%)
Accuride Corp. †	106,000	754,720

American Railcar Industries, Inc. †	50,003	1,196,572

Cascade Corp.	17,029	803,258

Commercial Vehicle Group, Inc. † S	93,600	846,144

Greenbrier Companies, Inc. † S	76,453	1,856,279

NACCO Industries, Inc. Class A	10,300	918,966

		6,375,939
Multiline retail (0.2%)
Gordmans Stores, Inc. †	40,838	513,334

		513,334

COMMON STOCKS (96.3%)* cont.	Shares	Value

Multi-utilities (2.0%)
Avista Corp.	116,031	$2,987,798

CMS Energy Corp. S	68,000	1,501,440

		4,489,238
Oil, gas, and consumable fuels (3.6%)
Energen Corp. S	33,393	1,669,650

Energy Partners, Ltd. †	82,200	1,200,120

James River Coal Co. † S	68,941	477,072

Magnum Hunter Resources Corp. † S	210,700	1,135,673

Rex Energy Corp. † S	51,705	763,166

Scorpio Tankers, Inc. (Monaco) † S	132,224	646,575

SM Energy Co.	11,001	804,173

Swift Energy Co. † S	45,800	1,361,176

		8,057,605
Paper and forest products (1.0%)
Buckeye Technologies, Inc. S	42,700	1,427,888

Louisiana-Pacific Corp. † S	110,125	888,709

		2,316,597
Pharmaceuticals (1.4%)
ISTA Pharmaceuticals, Inc. †	222,411	1,567,998

Medicines Co. (The) † S	84,700	1,578,808

		3,146,806
Real estate investment trusts (REITs) (7.7%)
American Assets Trust, Inc.	83,720	1,717,097

American Capital Agency Corp.	40,200	1,128,816

Campus Crest Communities, Inc. S	97,506	980,910

Cogdell Spencer, Inc.	201,384	855,882

Colony Financial, Inc.	63,676	1,000,350

Entertainment Properties Trust S	30,000	1,311,300

Government Properties Income Trust	44,900	1,012,495

LaSalle Hotel Properties S	50,393	1,220,015

MFA Financial, Inc. S	221,981	1,491,712

One Liberty Properties, Inc. S	72,388	1,194,402

PS Business Parks, Inc.	29,700	1,646,271

Summit Hotel Properties, Inc.	190,810	1,801,246

Taubman Centers, Inc. S	20,746	1,288,327

Winthrop Realty Trust	62,030	630,845

		17,279,668
Road and rail (0.5%)
Saia, Inc. †	94,000	1,173,120

		1,173,120
Semiconductors and semiconductor equipment (3.1%)
Advanced Energy Industries, Inc. † S	138,700	1,488,251

Cirrus Logic, Inc. † S	93,000	1,474,050

Nova Measuring Instruments, Ltd. (Israel) †	196,900	1,451,153

Pericom Semiconductor Corp. †	6,019	45,805

PMC — Sierra, Inc. †	188,700	1,039,737

RF Micro Devices, Inc. † S	266,500	1,439,100

		6,938,096
Software (1.1%)
Actuate Corp. †	238,500	1,397,610

Smith Micro Software, Inc. †	66,348	74,973

TeleCommunication Systems, Inc. Class A † S	402,700	946,345

		2,418,928
Specialty retail (5.5%)
Aaron’s, Inc.	36,400	971,152

Ascena Retail Group, Inc. †	30,736	913,474

Charming Shoppes, Inc. † S	165,000	808,500

Express, Inc. †	72,769	1,451,014

Haverty Furniture Cos., Inc.	58,600	643,428

hhgregg, Inc. † S	69,100	998,495

Lithia Motors, Inc. Class A S	66,400	1,451,504

Putnam VT Small Cap Value Fund 7

COMMON STOCKS (96.3%)* cont.	Shares	Value

Specialty retail cont.
Pep Boys — Manny, Moe & Jack (The) S	123,400	$1,357,400

Pier 1 Imports, Inc. † S	65,146	907,484

Sonic Automotive, Inc. Class A S	102,000	1,510,620

Stage Stores, Inc. S	54,735	760,269

Wet Seal, Inc. (The) Class A † S	211,860	690,664

		12,464,004
Textiles, apparel, and luxury goods (1.6%)
Iconix Brand Group, Inc. † S	75,385	1,228,022

Perry Ellis International, Inc. † S	80,867	1,149,929

PVH Corp.	17,043	1,201,361

		3,579,312
Thrifts and mortgage finance (5.0%)
Berkshire Hills Bancorp, Inc. S	68,800	1,526,672

BofI Holding, Inc. †	55,393	900,136

Brookline Bancorp, Inc. S	172,500	1,455,900

Capitol Federal Financial, Inc.	126,900	1,464,426

ESSA Bancorp, Inc.	40,676	425,878

MGIC Investment Corp. † S	159,300	594,189

Provident Financial Services, Inc.	68,600	918,554

United Financial Bancorp, Inc.	87,988	1,415,727

Walker & Dunlop, Inc. †	122,018	1,532,546

Washington Federal, Inc.	66,060	924,179

		11,158,207
Trading companies and distributors (1.7%)
Applied Industrial Technologies, Inc.	14,893	523,787

DXP Enterprises, Inc. †	46,639	1,501,776

H&E Equipment Services, Inc. †	136,134	1,826,918

		3,852,481

Total common stocks (cost $204,740,662)		$216,853,276

INVESTMENT COMPANIES (1.1%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	164,756	$1,555,297

New Mountain Finance Corp.	68,600	919,920

Total investment companies (cost $2,301,672)		$2,475,217

SHORT-TERM INVESTMENTS (22.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	43,774,474	$43,774,474

Putnam Money Market Liquidity Fund 0.05% [e]	6,225,966	6,225,966

Total short-term investments (cost $50,000,440)		$50,000,440

Total investments (cost $257,042,774)		$269,328,933

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through December 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $225,283,811.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$32,924,801	$—	$—

Consumer staples	6,307,774	—	—

Energy	11,150,675	—	—

Financials	67,211,173	—	—

Health care	16,808,458	—	—

Industrials	25,762,752	—	—

Information technology	28,025,169	357,903	—

Materials	7,307,377	—	—

Telecommunication services	3,997,043	—	—

Utilities	17,000,151	—	—

Total common stocks	216,495,373	357,903	—

Investment companies	2,475,217	—	—

Short-term investments	6,225,966	43,774,474	—

Totals by level	$225,196,556	$44,132,377	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Small Cap Value Fund

Statement of assets and liabilities
12/31/11

Assets

Investment in securities, at value, including $42,369,614 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $207,042,334)	$219,328,493

Affiliated issuers (identified cost $50,000,440) (Notes 1 and 5)	50,000,440

Dividends, interest and other receivables	348,696

Receivable for shares of the fund sold	7,668

Receivable for investments sold	1,368,982

Total assets	271,054,279

Liabilities

Payable to custodian	16

Payable for investments purchased	1,543,545

Payable for shares of the fund repurchased	115,899

Payable for compensation of Manager (Note 2)	121,015

Payable for investor servicing fees (Note 2)	16,002

Payable for custodian fees (Note 2)	8,240

Payable for Trustee compensation and expenses (Note 2)	85,495

Payable for administrative services (Note 2)	561

Payable for distribution fees (Note 2)	35,054

Collateral on securities loaned, at value (Note 1)	43,774,474

Other accrued expenses	70,167

Total liabilities	45,770,468

Net assets	$225,283,811

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$232,475,338

Undistributed net investment income (Note 1)	1,089,476

Accumulated net realized loss on investments (Note 1)	(20,567,162)

Net unrealized appreciation of investments	12,286,159

Total — Representing net assets applicable to capital shares outstanding	$225,283,811

Computation of net asset value Class IA

Net assets	$58,788,368

Number of shares outstanding	4,459,201

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.18

Computation of net asset value Class IB

Net assets	$166,495,443

Number of shares outstanding	12,739,344

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.07

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 9

Statement of operations
Year ended 12/31/11

Investment income

Dividends	$3,475,113

Interest (including interest income of $4,866 from investments in affiliated issuers) (Note 5)	4,902

Securities lending (Note 1)	55,220

Total investment income	3,535,235

Expenses

Compensation of Manager (Note 2)	1,576,883

Investor servicing fees (Note 2)	253,182

Custodian fees (Note 2)	21,930

Trustee compensation and expenses (Note 2)	19,282

Administrative services (Note 2)	7,556

Distribution fees — Class IB (Note 2)	456,411

Other	63,413

Total expenses	2,398,657

Expense reduction (Note 2)	(42,230)

Net expenses	2,356,427

Net investment income	1,178,808

Net realized gain on investments (Notes 1 and 3)	35,680,480

Net unrealized depreciation of investments during the year	(47,730,258)

Net loss on investments	(12,049,778)

Net decrease in net assets resulting from operations	$(10,870,970)

Statement of changes in net assets

	Year ended	Year ended
	12/31/11	12/31/10

Increase (decrease) in net assets

Operations:

Net investment income	$1,178,808	$1,533,640

Net realized gain on investments	35,680,480	43,100,727

Net unrealized appreciation (depreciation) of investments	(47,730,258)	16,696,831

Net increase (decrease) in net assets resulting from operations	(10,870,970)	61,331,198

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(508,083)	(344,782)

Class IB	(919,459)	(596,201)

Decrease from capital share transactions (Note 4)	(44,046,904)	(37,461,759)

Total increase (decrease) in net assets	(56,345,416)	22,928,456

Net assets:

Beginning of year	281,629,227	258,700,771

End of year (including undistributed net investment income of $1,089,476 and $1,342,732, respectively)	$225,283,811	$281,629,227

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Small Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/11	$13.90	.09	(.71)	(.62)	(.10)	—	(.10)	$13.18	(4.54)	$58,788.78		.66	63

12/31/10	11.06	.09	2.81	2.90	(.06)	—	(.06)	13.90	26.31	73,838.82		.78	69

12/31/09	8.62	.07	2.56	2.63	(.19)	—	(.19)	11.06	31.84	65,428	.96[e]	.75[e]	93

12/31/08	18.96	.21	(6.31)	(6.10)	(.34)	(3.90)	(4.24)	8.62	(39.26)	61,459	.92[e]	1.63[e]	58

12/31/07	24.49	.25	(2.85)	(2.60)	(.19)	(2.74)	(2.93)	18.96	(12.44)	149,405	.87[e]	1.11[e]	59

Class IB

12/31/11	$13.78	.05	(.69)	(.64)	(.07)	—	(.07)	$13.07	(4.73)	$166,495	1.03	.41	63

12/31/10	10.97	.06	2.79	2.85	(.04)	—	(.04)	13.78	25.98	207,791	1.07	.53	69

12/31/09	8.53	.04	2.55	2.59	(.15)	—	(.15)	10.97	31.53	193,272	1.21[e]	.50[e]	93

12/31/08	18.76	.18	(6.24)	(6.06)	(.27)	(3.90)	(4.17)	8.53	(39.39)	165,393	1.17[e]	1.40[e]	58

12/31/07	24.27	.18	(2.81)	(2.63)	(.14)	(2.74)	(2.88)	18.76	(12.67)	326,425	1.12[e]	.78[e]	59

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.02

12/31/08	<0.01

12/31/07	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 11

Notes to financial statements 12/31/11

Note 1 — Significant accounting policies

Putnam VT Small Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies with a focus on value stocks.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through December 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $42,369,614 and the fund received cash collateral of $43,774,474.

D) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to

12 Putnam VT Small Cap Value Fund

regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2011, the fund had a capital loss carryover of $18,128,434 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on December 31, 2017. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and nontax-able dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $4,522 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $4,522.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$34,784,901
Unrealized depreciation	(24,937,471)

Net unrealized appreciation	9,847,430
Undistributed ordinary income	1,089,476
Capital loss carryforward	(18,128,434)

Cost for federal income tax purposes	$259,481,503

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 48.0% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $49 under the expense offset arrangements and by $42,181 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $174, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Putnam VT Small Cap Value Fund 13

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $154,975,954 and $201,110,521, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/11		Year ended 12/31/10		Year ended 12/31/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	196,410	$2,701,675	319,552	$3,896,386	1,000,763	$12,972,173	700,965	$7,960,854

Shares issued in connection with
reinvestment of distributions	34,376	508,083	28,636	344,782	62,633	919,459	49,850	596,201

	230,786	3,209,758	348,188	4,241,168	1,063,396	13,891,632	750,815	8,557,055

Shares repurchased	(1,083,058)	(14,728,215)	(954,377)	(11,155,946)	(3,397,902)	(46,420,079)	(3,297,245)	(39,104,036)

Net decrease	(852,272)	$(11,518,457)	(606,189)	$(6,914,778)	(2,334,506)	$(32,528,447)	(2,546,430)	$(30,546,981)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,866 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $82,816,119 and $81,912,439, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the fund’s financial statements.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

14 Putnam VT Small Cap Value Fund

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Small Cap Value Fund 15

About the Trustees

	Name Year of birth Position held	Principal occupations during past five years	Other directorships
Independent Trustees			
	**Ravi Akhoury** Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company
	**Barbara M. Baumann** Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Denver.	SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer
	**Jameson A. Baxter** Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None
	**Charles B. Curtis** Born 1940 Trustee since 2001	Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.	Edison International; Southern California Edison
	**Robert J. Darretta** Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company
	**John A. Hill** Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company
	**Paul L. Joskow** Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services
	**Elizabeth T. Kennan** Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system
	**Kenneth R. Leibler** Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Northeast Utilities, which operates New England's largest energy delivery system
	**Robert E. Patterson** Born 1945 Trustee since 1984	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.	None

16 Putnam VT Small Cap Value Fund

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President
Compliance Liaison	Since 2004
Since 2004	Director of Trustee Relations, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Chief of Operations, Putnam Investments and Putnam Management	Since 1993

Janet C. Smith (Born 1965)	Michael Higgins (Born 1976)
Vice President, Assistant Treasurer and Principal Accounting Officer	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2007	Since 2010
Director of Fund Administration Services, Putnam Investments and	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Chief Compliance Officer, Putnam Investments, Putnam Management,	Since 2000
and Putnam Retail Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services, Putnam Management
Director of Operational Compliance, Putnam Investments and Putnam
Retail Management

Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer
Since 2011
General Counsel, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam VT Small Cap Value Fund 17

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18 Putnam VT Small Cap Value Fund

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20 Putnam VT Small Cap Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

Putnam VT Small Cap Value Fund 21

This report has been prepared for the shareholders	H521
of Putnam VT Small Cap Value Fund.	272233 2/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2011	$41,588	$--	$2,250	$ —
December 31, 2010	$37,502	$--	$2,193	$189*

*	Includes fees of $189 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended December 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2011and December 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $129,632 and $280,602 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2011	$ —	$107,505	$ —	$ —

December 31, 2010	$ —	$227,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2012